UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): January 25, 2022 (January 20, 2022)

HEARTLAND MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41152	86-2016556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3282 Northside Pkwy, Suite 275, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (470) 355-1944

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	HMA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	HMA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HMA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 25, 2022, Heartland Media Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000. Pursuant to the Underwriting Agreement (as defined below), the Company granted the underwriters a 45-day option to purchase up to 2,625,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261374) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 26, 2021, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated January 20, 2022, by and among the Company and BofA Securities, Inc. and Moelis & Company LLC, as representatives of the several underwriters (the “Underwriting Agreement”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 20, 2022 (the “Letter Agreement”), by and among the Company, its executive officers, its directors, Heartland Sponsor LLC and Moelis & Company LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 20, 2022, by and among the Company, Heartland Sponsor LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated January 20, 2022, by and between the Company and Heartland Sponsor LLC (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated January 20, 2022, by and between the Company and Heartland Media, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 9,875,000 warrants (the “Private Placement Warrants”) to Heartland Sponsor LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $ 9,875,000.

The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by the purchasers thereof or their permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2022, in connection with the IPO, Steven Shapiro, Alan Weber, John Zieser and Salvatore Muoio (the “Directors”) were each appointed to the board of directors of the Company (the “Board”).

Effective January 20, 2022, (i) each of Messrs. Shapiro, Weber and Zieser were appointed to the Company’s Audit Committee, with Mr. Weber serving as chair of the Audit Committee, (ii) each of Messrs. Shapiro, Zieser and Muoio were appointed to the Company’s Compensation Committee, with Mr. Zieser serving as chair of the Compensation Committee and (iii) each of Messrs. Shapiro, Zieser and Muoio were appointed to the Company’s Nominating and Corporate Governance Committee, with Mr. Muoio serving as chair of the Nominating and Corporate Governance Committee. Messrs. Shapiro, Weber, Zieser and Muoio are independent directors.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Messrs. Shapiro and Muoio and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Messrs. Weber and Zieser and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Mr. Prather and will expire at the Company’s third annual meeting of stockholders.

On January 20, 2022, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.7 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.7 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On January 20, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $ 179,375,000, comprised of $171,500,000 of the proceeds from the IPO (which amount includes $6,125,000 of the underwriters’ deferred discount) and $7,875,000 of the proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at Bank of America Merrill Lynch, BofA Securities, Inc. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO, or up to 21 months from the closing of the IPO at the election of the Company, subject to certain conditions as described in the Company’s Amended Charter, including the deposit of $1,750,000 (or $0.10 per Unit) into the trust account, or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 18 months from the closing of the IPO, or up to 21 months from the closing of the IPO at the election of the Company, subject to certain conditions as described in the Company’s Amended Charter, including the deposit of $1,750,000 (or $0.10 per Unit) into the trust account, subject to applicable law.

On January 20, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 20, 2022, by and among the Company and BofA Securities, Inc. and Moelis & Company LLC, as representatives of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated January 20, 2022, by and among the Company, its executive officers, its directors, Heartland Sponsor LLC and Moelis & Company LLC.
10.2	Investment Management Trust Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated January 20, 2022, by and among the Company, Heartland Sponsor LLC and the other holders party thereto.
10.4	Private Placement Warrants Purchase Agreement, dated January 20, 2022, by and between the Company and Heartland Sponsor LLC.
10.5	Administrative Services Agreement, dated January 20, 2022, by and between the Company and Heartland Media, LLC.
99.1	Press Release, dated January 20, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND MEDIA ACQUISITION CORP.

Date:	January 25, 2022	By:	/s/ Robert S. Prather, Jr.
		Name:	Robert S. Prather, Jr.
		Title:	Chief Executive Officer